SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	July 25, 2005 (July 25, 2005)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

     On July 25, 2005, Verso Technologies, Inc. (“Verso”) issued a press release announcing its second quarter 2005 results. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

     Exhibit 99.1 to this Current Report contains Verso’s calculations regarding EBITDA from continuing operations (defined as net loss before interest, income taxes, depreciation, amortization of intangibles and amortization of deferred compensation), excluding a one-time charge for reorganization costs related to the sublease of a portion of the Company’s Atlanta, Georgia facility (the “Reorganization Costs”), which is a “non-GAAP financial measure” as defined in Item 10 of Regulation S-K. Exhibit 99.1 also contains a quantitative reconciliation of EBITDA from continuing operations excluding Reorganization Costs to loss from continuing operations, the measure which Verso believes is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States.

     Verso believes that a presentation of EBITDA from continuing operations excluding Reorganization Costs provides useful information to Verso’s investors regarding Verso’s financial condition and results of operations because it is a useful adjunct to net income and other GAAP measurements and provides a reasonable measure of Verso’s performance. Items such as depreciation and amortization are more appropriately associated with the historical operations of the business, i.e., existing asset base and the implications of purchase accounting for acquisitions. Interest expense is associated primarily with Verso’s financing decisions, rather than current operations. Verso believes that EBITDA from continuing operations excluding Reorganization Costs provides investors with an indication of the cash produced from Verso’s operations. Verso also uses EBITDA from continuing operations excluding Reorganization Costs internally as a measure of performance for segments as well as for divisions within segments.

Item 9.01	Financial Statements and Exhibits.

(a) — (b)	Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c)	Exhibits.

99.1	Press release dated July 25, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer and Executive Vice President

Dated: July 25, 2005

EXHIBIT INDEX

99.1 Press Release dated July 25, 2005.